Settlement Agreement

This agreement entered into on March 22, 2007 between Phantom Entertainment, Inc., formerly known as Infinium Labs, Inc. ("Phantom") and each of the Investors listed on Schedule A hereto (the "Investors").

Whereas Longview Special Finance, Inc. ("Longview"), one of the said Investors, brought suit in the United States District Court for the Southern District of New York entitled *Longview Special Finance, Inc. vs. Infinium Labs, Inc. now known as Phantom Entertainment, Inc.*, Index No. 06 CV 1772 (RJH) (the "Lawsuit") and said Lawsuit is pending; and

Whereas Longview and Phantom believe that it is in their best interest to settle the Lawsuit on the terms and conditions hereafter set forth; and

Whereas the Investors other than Longview have unasserted claims (the "Claims") against Phantom similar to the claims asserted by Longview in the Lawsuit; and

Whereas the parties believe that it is in their best interest to settle the Claims and the Lawsuit simultaneously;

Now, therefore, the parties agree as follows:

1. Phantom agrees to deliver to the Investors a total of 425 million shares of freely trading Phantom common stock.

2. Each Investor agrees, that commencing as of February 1, 2007 and for each three month period thereafter (February 1 - April 30, May 1 - July 30, August 1 - October 31 and November 1 - January 31), he or it will not sell or otherwise dispose of in any such period more than:

i) the greater of each such Investor's pro rata portion of fifty million shares or twenty five percent (25%) of the volume of Phantom common stock as reported by Bloomberg LP for the principal markets for each such period, for all sales by each Investor at less than $.007 per share; and

ii) the greater of each such Investor's pro rata portion of seventy five million shares or twenty five percent (25%) of the volume of Phantom common stock as reported by Bloomberg LP for the principal markets for each such period, for all sales by each Investor at $.007 per share but less than $.01 per share; and

iii) the greater of each such Investor's pro rata portion of one hundred million shares or twenty five percent (25%) of the volume of Phantom common stock as reported by Bloomberg LP for the principal markets for each such period, for all sales by each Investor at $.01 per share or above.

3. Phantom, its present and future directors and officers, including but not limited to Timothy Roberts, Greg Koler and Richard Angelotti, each agree that until all Investors have an opportunity, in accordance with paragraph 2 of this Agreement, to sell all of the 425 million shares to be delivered by Phantom hereunder, their family members, affiliates, agents and assigns, will not sell, directly or indirectly, any shares of Phantom at a price less than $.00376 per share.

4. The Investors, on the one hand, and Phantom, Richard Angelotti and Greg Koler, on the other hand, shall exchange General Releases. The Investors shall not release Timothy Roberts. The Releases shall not cover any claim for violation of this Agreement.

5. Phantom agrees to deliver to Longview all Opinions necessary for Longview to sell 1,849,568 shares of stock issued by Phantom to Longview at the end of December, 2006. The sale of those shares shall not be subject to the limitations set forth in paragraph 2, *supra*.

6. Phantom agrees it will not effect a reverse split of its stock, without the prior written consent of the Investors which consent may be withheld for any reason, and until all of the Investors have had an opportunity, in accordance with paragraph 2 of this Agreement, to sell all of the stock which Phantom delivered in escrow.

7. Kenneth A. Zitter, Esq. is hereby authorized to return to Plaintiffs the $25,000 which he is currently holding in lieu of any preliminary injunction bond.

8. The United States District Court for the Southern District of New York shall retain jurisdiction to enforce the terms of this Agreement.

Dated: New York, New York
March 22, 2007

Phantom Entertainment, Inc.,
formerly known as Infinium Labs,
Inc.

By______________________
Richard Angelotti

By______________________
Timothy Roberts

By______________________
Greg Koler

____
Richard Angelotti

____
Timothy Roberts

____
Greg Koler

[investors' signatures]

Dated: New York, New York
~~February 1~~, 2007
March 22

Phantom Entertainment, Inc.,
formerly known as Infinium Labs, Inc.

By [signature]
Richard Angelotti, Director

By [signature]
Timothy Roberts

y______________________

Greg Koler

[signature]
Richard Angelotti

[signature]
Timothy Roberts

____
Greg Koler

[investors' signatures]

So Ordered:

Dated: New York, New York
~~February 1,~~ 2007
March 22

Phantom Entertainment, Inc.,
formerly known as Infinium Labs,
Inc.

By______________________
Richard Angelotti

By______________________
Timothy Roberts

By______________________
Greg Koler

____
Richard Angelotti

____
Timothy Roberts

____
Greg Koler

[investors' signatures]

So Ordered:

BL Cubed

By: ______________________

Cong Mishkan Shlomo

By: ______________________

____

David Zajac

Fenmore Holdings

By: ______________________

Hazinu Limited

By: ______________________

Heza Holdings

By: ______________________

____

Jacob Friedman

JM Investors

By: ______________________

Liberty Supplies

By: ______________________

2485699176

BL Cubed

By:____________________

Cong Michkan Shlomo

By: M. Lipkin M Lipkin

David Zajac

Fenmore Holdings

By:____________________

Hazinu Limited

By:____________________

Heza Holdings

By:____________________

Jacob Friedman

JM Investors

By:____________________

Liberty Supplies

By:____________________

Settlement Agreement

Please fax back to 248-569-9176.

BL Cubed

By:______________________________

Cong Mishkan Shlomo

By:______________________________

____

David Zajac

Fenmore Holdings

By:______________________________

Hazinu Limited

By:______________________________

Heza Holdings

By:______________________________

____

Jacob Friedman

JM Investors

By:______________________________

Liberty Supplies

By:______________________________

BL Cubed

By:__________________________

Cong Mishkan Shlomo

By:__________________________

____

David Zajac

Fenmore Holdings

By: [signature]

Hazinu Limited

By:__________________________

Heza Holdings

By:__________________________

____

Jacob Friedman

JM Investors

By:__________________________

Liberty Supplies

By:__________________________

BL Cubed

By:____________________________

Cong Mishkan Shlomo

By:____________________________

____

David Zajac

Penmore Holdings

By:____________________________

Hazinu Limited

By:____________________________

Heza Holdings

By:____________________________

____

Jacob Friedman

JM Investors

By:____________________________

Liberty Supplies

By:____________________________

BL Cubed

By:____________________________

Cong Mishkan Shlomo

By:____________________________

____
David Zajac

Fenmore Holdings

By:____________________________

Haziru Limited

By:____________________________

Haza Holdings

By:____________________________

____
Jacob Friedman

JM Investors

By:____________________________

Liberty Supplies

By:____________________________

BL Cubed

By:____________________________

Cong Mishkan Shlomo

By:____________________________

____

David Zajac

Fenmore Holdings

By:____________________________

Hazinu Limited

By:____________________________

Heza Holdings

By: A.C____________________________

____

Jacob Friedman

JM Investors

By: Jeffrey Rubin____________________________

Liberty Supplies

By:____________________________

HJ. Cubed

By:____________________________

Cong Mishkan Shlomo

By:____________________________

____

David Zajac

Fenmore Holdings

By:____________________________

Hazinu Limited

By:____________________________

Heza Holdings

By:____________________________

____

Jacob Friedman

JM Investors

By:____________________________

Liberty Supplies

By:____________________________

Longview Special

By:____________________________

Mores INTL

By:____________________________

____

S. Lesin

Shalom Torah Centers

By:____________________________

____

Simon Haber

____

Stewart Wolmark

Viscount Investments

By:____________________________

West Hastings Ltd

By:____________________________

Yeshiva Gedolah of Seagate

By:____________________________

Zenny Trading

By:____________________________

Longview Special

By:__________________________

Mores INTL

By:__________________________

____
S. Lesin

Shalom Torah Centers

By:__________________________

____
Simon Haber

____
Stewart Wolmark

Viscount Investments

By:__________________________

West Hastings Ltd.

By:__________________________

Yeshiva Gedolah of Seagate

By:__________________________

Zenny Trading

By:__________________________

BL Cubed

By:____________________

Cong Mishkan Shlomo

By:____________________

____

David Zajac

Fenmore Holdings

By:____________________

Hazina Limited

By:____________________

Heza Holdings

By:____________________

____

Jacob Friedman

JM Investors

By:____________________

Liberty Supplies

By:____________________

Shimon Haber

By ____________________

Longview Special

By:______________________________

Moms INTL

By:______________________________

____

S. Lesin

Shalom Torah Centers

By:______________________________

____

Simon Haber

____

Stewart Wolmark

Viscount Investments

By:______________________________

West Hastings Ltd.

By:______________________________

Yeshiva Gedolah of Seagate

By:______________________________

Zenny Trading

By:______________________________

Longview Special

By:________________________

Mores INTL

By:________________________

____

S. Lesin

Shalom Torah Centers

By:________________________

✓ ________________________

Simon Haber

✓ ________________________

Stewart Wolmark

✓ Viscount Investments

By:________________________

✓ West Hastings Ltd.

By:________________________

✓ Yeshiva Gedolah of Seagate

By:________________________

Zenny Trading

✓ By:________________________

Longview Special

By:______________________________

Mores INTL

By:______________________________

____
S. Lesin

Shalom Torah Centers

By:______________________________

____
Simon Haber

____
Stewart Wolmark

Viscount Investments

By:______________________________

West Hastings Ltd.

By:______________________________

Yeshiva Gedolah of Seagate

By:______________________________

Zenos Trading

By:______________________________

Longview Special

By:______________________

Moves INTL

By:______________________

____
S. Lezin

Shalom Torah Centers

By:______________________

____
Simon Haber

____
Stewart Wolmark

Viscount Investments

By:______________________

West Hastings Ltd.

By:______________________

Yeshiva Gedolah of Seagate

By:______________________

Zenny Trading

By:______________________

Longview Special

By:______________________________

Mores INTL

By:______________________________

____
S. Lesin

Shalom Torah Centers

By: [signature] Secy.

____
Simon Haber

____
Stewart Wolmark

Viscount Investments

By:______________________________

West Hastings Ltd.

By:______________________________

Yeshiva Gedolah of Seagate

By:______________________________

Zenny Trading

By:______________________________

Longview Special

By:____________________________

Mores INTL

By:____________________________

____

S. Lenin

Shalom Torah Centers

By:____________________________

____

Simon Haber

____

Stewart Wolmark

Viscount Investments

By:____________________________

West Hastings Ltd

By:____________________________

Yeshiva Gedolah of Seagate

By:____________________________

Zenny Trading

By:____________________________

Longview Special Finance Inc.

By: ______________________

Mores INTL

By: ______________________

____
S. Lesin

Shalom Torah Centers

By: ______________________

____
Simon Haber

____
Stewart Wolmark

Viscount Investments

By: ______________________

West Hastings Ltd.

By: ______________________

Yeshiva Gedolah of Seagate

By: ______________________

Zenny Trading

By: ______________________